UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2017
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On October 2, 2017, Sensient Natural Ingredients LLC, Sensient Colors LLC, and Sensient Flavors LLC, each a wholly-owned subsidiary of Sensient Technologies Corporation, entered into Amendment No 1. to the Receivables Sale Agreement (the “Amendment to the Receivables Sale Agreement”) with Sensient Receivables LLC, a wholly-owned subsidiary of Sensient Colors. On that date, Sensient Receivables and Sensient Technologies also entered into Amendment No. 1 to the Receivables Purchase Agreement and Performance Undertaking (the “Amendment to the Receivables Purchase Agreement and Performance Undertaking” and, together with the Amendment to the Receivables Sale Agreement, the “Amendments”) among Sensient Receivables, as the seller, Sensient Technologies, as the initial servicer and the performance guarantor, and Wells Fargo Bank, National Association (“Wells Fargo”), as the purchaser.  Together, the Receivables Sale Agreement, the Receivables Purchase Agreement and the Performance Undertaking, each as amended, establish the terms and conditions of a trade receivables securitization program (the “Receivables Securitization Program”).

The Amendments amend the Receivables Securitization Program to, among other things, (a) add Sensient Flavors as a participant in the Receivables Securitization Program, (b) increase the maximum aggregate amount Wells Fargo purchases under the Receivables Securitization Program for outstanding uncollected Receivables at any time from $40 million to $60 million, and (c) extend the expiration date of the Receivables Securitization Program from October 2, 2017 until October 1, 2018.

The foregoing summary is qualified in its entirety by reference to the Amendments.  For a complete description of the terms and conditions of the Amendments, please refer to the Amendment to the Receivables Sale Agreement and the Amendment to the Receivables Purchase Agreement and Performance Undertaking, which are filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit 10.1:	Amendment No. 1 to the Receivables Sale Agreement, dated as of October 2, 2017, among Sensient Natural Ingredients LLC, Sensient Colors LLC, Sensient Flavors LLC, and Sensient Receivables LLC
Exhibit 10.2:
Amendment No. 1 to the Receivables Purchase Agreement and Performance Undertaking, dated as of October 2, 2017, among Sensient Receivables LLC, Sensient Technologies Corporation, and Wells Fargo Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Vice President, General Counsel and Secretary

Date:	October 4, 2017

EXHIBIT INDEX

Exhibit 10.1:	Amendment No. 1 to the Receivables Sale Agreement, dated as of October 2, 2017, among Sensient Natural Ingredients LLC, Sensient Colors LLC, Sensient Flavors LLC, and Sensient Receivables LLC
Exhibit 10.2:
Amendment No. 1 to the Receivables Purchase Agreement and Performance Undertaking, dated as of October 2, 2017, among Sensient Receivables LLC, Sensient Technologies Corporation, and Wells Fargo Bank, National Association